Exhibit 10.1
GUESS?, INC.
2004 EQUITY INCENTIVE PLAN
(Amended and Restated as of March 26, 2022)
1.    Purpose. The purposes of the Guess?, Inc. 2004 Equity Incentive Plan (the “Plan”) are to attract, retain and motivate officers and other key employees, directors and consultants of Guess?, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as hereinafter defined), to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of stock of the Company.

2.    Definitions. For purposes of the Plan, the following terms shall be defined as follows:

“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

“Award” means an award made pursuant to the terms of the Plan to an Eligible Individual (as hereinafter defined) in the form of Stock Options, Restricted Stock Awards, Stock Units, Performance Share Awards, Performance Units, Stock Appreciation Rights, or Dividend Equivalent Rights.

“Award Agreement” means a written or electronic award agreement or notice evidencing the terms of an Award in a form approved by the Committee and, in each case and if and to the extent required by the Committee, which is executed or otherwise electronically accepted by the Participant and by an officer on behalf of the Company in such form and manner as the Committee may require, and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.

“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Change in Control” of the Company shall be deemed to have occurred when:

(A) any Person (other than (x) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or (y) Maurice Marciano or Paul Marciano, the members of their families, their respective estates, spouses, heirs and any trust of which any one or more of the foregoing are the trustors, the trustees and/or the beneficiaries, or any other entity controlled by one or more of them (collectively, such persons, estates, trusts, and entities referred to in this clause (y) the “Permitted Holders”)), alone or together with its Affiliates and Associates (collectively, an “Acquiring Person”) shall become the Beneficial Owner of both (i) thirty-five percent (35%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)) and (ii) more shares of Common Stock or more Combined Voting Power of the Company than are at such time Beneficially Owned by the Permitted Holders;

(B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the “Continuing Directors”) cease for any reason to constitute a majority of the Board;

(C) there is a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity (as defined in Section 17 hereof) or any Parent of such Surviving Entity) more than 50% of the Combined Voting Power of the Company, such Surviving Entity or the Parent of such Surviving Entity outstanding immediately after such merger or consolidation; or

(D) there is a complete liquidation or dissolution of the Company or all or substantially all of the Company’s assets are sold;

provided, however, that a Change in Control shall not be deemed to have occurred in the event of (x) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (y) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock. The foregoing definition of “Change in Control” shall be effective as to Awards granted on or after May 19, 2017. “Change in Control” for purposes of Awards granted prior to May 19, 2017, as well as any employment agreement entered into by the Company prior to May 19, 2017 that uses the term “Change in Control” as defined in the Plan, shall have the meaning given to such term in the Plan as in effect immediately prior to that date.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

“Combined Voting Power” means the combined voting power of the Company’s then outstanding voting securities.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board (or a subcommittee appointed by another committee acting within its delegated authority) to administer the Plan; provided that, as to Section 13 and any Award granted to an individual who, at the time of grant of the Award, is a

Non-Employee Director, the Committee shall mean the Board. The Committee shall consist of at least two directors or such number of directors as may be required under applicable law and shall serve at the pleasure of the Board. The Board or another committee (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under this Plan, and the Board may also take any action within the authority of such a Committee. “Committee” shall also mean the Board, if and to the extent the Board assumes administration of the Plan.

“Common Stock” means the Common Stock, par value $.01 per share, of the Company and such other securities or property as may become the subject of Awards under this Plan, or may become subject to such Awards, pursuant to an adjustment made under Section 16(b) of the Plan.

“Disability” means, with respect to any Participant and unless otherwise provided by the Committee in the applicable Award Agreement, (i) a “total and permanent disability” within the meaning of Section 22(e)(3) of the Code with respect to Incentive Stock Options and, (ii) with respect to Awards other than Incentive Stock Options, that as a result of incapacity due to physical or mental illness, such Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve (12) month period.

“Eligibility Date” means each annual meeting of the Company’s shareholders at which one or more individuals are to be elected to the Board, commencing with the annual meeting of the Company’s shareholders in calendar year 2022.

“Eligible Individuals” means the individuals described in Section 7 who are eligible for Awards under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

“Fair Market Value” means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded; provided that if the Common Stock is not then traded on the New York Stock Exchange, Fair Market Value means the fair market value thereof as of the relevant date of determination as determined in accordance with a valuation methodology approved by the Committee.

“Full-Value Award” means any Award under this Plan that is not a Stock Option or Stock Appreciation Right.

“Incentive Stock Option” means a Stock Option which is an “incentive stock option” within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

“Non-Employee Director” means a member of the Board who is not employed by the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option which is not an Incentive Stock Option.

“Parent” means any corporation which is a “parent corporation” within the meaning of Section 424(e) of the Code with respect to the relevant entity.

“Participant” means an Eligible Individual to whom an Award has been granted under the Plan.

“Performance Share Award” means a conditional Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 11 hereof.

“Performance Unit” means a conditional Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 12 hereof.

“Person” means any person, entity or “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

“Restricted Stock Award” means an Award of shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

“Restricted Stock Unit” means a Stock Unit subject to such conditions on vesting and payout as the Committee may determine.

“Retirement” means retirement from active employment with the Company and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder.

“Stock Appreciation Right” means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 10 hereof.

“Stock Option” means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

“Stock Unit” means a bookkeeping entry that serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment of the Stock Unit grant.

“Subsidiary” means (i) with respect to an Incentive Stock Option, any corporation which is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for the purposes of the Plan.

“Ten Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

“2022 Annual Meeting Date” means the date that shareholders approve the 2022 amendment and restatement of the Plan.

3.    Administration of the Plan.

(a) The Plan shall be administered by the Committee. Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, should be duly and timely authorized by the Board or a committee consisting solely of two or more directors each of whom the Board has determined is a non-employee director (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of directors each of whom the Board has determined is an independent director (within the meaning of the applicable listing agency). However, the failure to satisfy any requirement set forth in the preceding two sentences shall not affect the validity of any action of any committee otherwise duly authorized and acting in the matter.

(b) The Committee shall have full power and authority, subject to the express provisions hereof (including the no repricing provision below), to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan, including, without limitation, the authority (i) to determine eligibility and select Participants from the Eligible Individuals, (ii) to determine the type and form of Awards to be granted and to grant Awards in accordance with the Plan, (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award, (iv) to determine the price (if any) at which securities will be offered or awarded (in the case of securities-based awards) and to determine the form in which such price may be paid (which may include any form of consideration permitted by applicable law including, without limitation, services rendered), (v) to determine the terms and conditions of each Award, including, without limitation, those related to any vesting, forfeiture, payment or exercisability provisions, and including the authority to grant an Award that is fully-vested at grant, (vi) to amend the terms and conditions of an Award, waive any right of the Company with respect to an Award, accelerate, waive or extend the vesting or exercisability, or modify or extend the term of, any or all outstanding Awards (in the case of Stock Options and Stock Appreciation Rights, within the maximum term of such awards) in such circumstances as the Committee may deem appropriate (including, without limitation, in connection with a retirement or other termination of employment or services), subject to any required Participant consent under Section 18, (vii) to specify and approve the form and provisions of the Award

Agreements delivered to Participants in connection with their Awards, (viii) to determine whether, and the extent to which, adjustments are required pursuant to Section 16 and to take any actions it may determine to be advisable pursuant to Section 17, (ix) to acquire or settle rights under Awards (subject to the no repricing provision below); (x) to construe and interpret any Award Agreement delivered under the Plan, (xi) to prescribe, amend and rescind rules and procedures relating to the Plan, (xii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions or any other factors or circumstances that the Committee may determine to be appropriate and (xiii) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

(c) The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d) Any action taken by, or inaction of, the Company, any Subsidiary, or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. In making any determination or in taking or not taking any action under this Plan, the Board or a Committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or to third parties.

(e) Notwithstanding the foregoing and except for an adjustment pursuant to Section 16 or a repricing approved by shareholders, in no case may the Committee (1) amend an outstanding Stock Option or Stock Appreciation Right to reduce the exercise price or base price of the Award, (2) cancel, exchange, or surrender an outstanding Stock Option or Stock Appreciation Right in exchange for cash or other awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding Stock Option or Stock Appreciation Right in exchange for a Stock Option or Stock Appreciation Right with an exercise or base price that is less than the exercise or base price of the original Award.

4.    Duration of Plan. The Plan shall remain in effect until terminated by the Board and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated or expire under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as defined in Section 19(m)). After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

5.    Shares of Stock Subject to the Plan.

(a) The number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate, 30,300,000 shares (the “Share Limit”). Such shares may be either authorized but unissued shares, treasury shares or any combination thereof.

(b) Except as provided below in this Section 5(b), Shares issued under the Plan in respect of any Full-Value Award granted under the Plan on or after May 1, 2017 shall be counted against the foregoing Share Limit as 3.54 shares for every one share issued in connection with such Award. Shares issued under the Plan in respect of any Full-Value Award granted under the Plan on or after the 2022 Annual Meeting Date, as well as any shares issued under the Plan in excess of the “target” number of shares subject to a Full-Value Award granted under the Plan prior to the 2022 Annual Meeting Date as to which there was a performance-based vesting requirement and such shares are issued under the Plan on or after the 2022 Annual Meeting Date as a result of performance in excess of the applicable “target” level for a performance period ending on or after the 2022 Annual Meeting Date, shall be counted against the foregoing Share Limit as 1.60 shares for every one share issued in connection with such Award.

(c) To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit and shall again be available for subsequent Awards under this Plan.

(d) Except as provided in the next sentence, shares that are subject to or underlie Awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not count against the Share Limit and shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Stock Option or Stock Appreciation Right granted under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Stock Option or Stock Appreciation Right granted under this Plan, shall count against the Share Limit and shall not be available for subsequent Awards under this Plan. Shares of Common Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Full-Value Award granted under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Full-Value Award granted under this Plan, shall not count against the Share Limit and shall be available for subsequent Awards under this Plan.

(e) In the event that shares of Common Stock are delivered in respect of a Dividend Equivalent Right granted under this Plan, the number of shares delivered with respect to the Award shall be counted against the Share Limit (applying, for any such issuance on or after May 1, 2017, the counting rule of Section 5(b)). (For purposes of clarity, if 1,000 Dividend Equivalent Rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered on or after 2022 Annual Meeting Date in payment of those rights with respect to that dividend, 80 shares shall be counted against the Share Limit.)

(f) To the extent that shares of Common Stock are delivered pursuant to the exercise of a Stock Appreciation Right or Stock Option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the Share Limit, as opposed to only counting the shares issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares, is to be settled in shares of Common Stock, and is exercised in full at a time when the payment due to the Participant is 15,000 shares, 100,000 shares shall be charged against the Share Limit with respect to such exercise.)

(g) The Company may not increase the Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise). The Share Limit, as well as the share limit in Section 6(a), is subject to adjustment as provided in Section 16(b).

(h) As to shares subject to a Full-Value Award granted under this Plan on or after May 1, 2017 and before the 2022 Annual Meeting Date (i.e., any such shares that were initially counted against the Share Limit as 3.54 shares for every one share subject to the Award pursuant to Section 5(b)) that become available for subsequent Awards under this Plan pursuant to Section 5(c) or 5(d), such shares shall restore the Share Limit on an equivalent basis of 3.54 shares for every one share subject to the Award that becomes so available. As to shares subject to a Full-Value Award granted under this Plan on or after the 2022 Annual Meeting Date (i.e., any such shares that were initially counted against the Share Limit as 1.60 shares for every one share subject to the Award pursuant to Section 5(b)) that become available for subsequent Awards under this Plan pursuant to Section 5(c) or 5(d), such shares shall restore the Share Limit on an equivalent basis of 1.60 shares for every one share subject to the Award that becomes so available.

(i) Unless otherwise provided by the Committee, no fractional shares shall be delivered under the Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan.

6.    Additional Share Limits. The limits set forth in Sections 6(a) and 6(b) below shall apply with respect to Awards granted under this Plan. The limit set forth in Section 6(c) below shall apply to all cash compensation provided to a Non-Employee Director in his or her capacity as a member of the Board (under this Plan or otherwise).

(a) The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 10,000,000 shares.

(b) The maximum number of shares of Common Stock subject to those Awards that are granted under this Plan during any one calendar year to an individual who, on the grant date of the Award, is a Non-Employee Director (whether the Award is payable in cash or shares of Common Stock) is the number of shares that produce a grant date fair value for the Award that, when combined with the grant date fair value of any other Awards granted under this Plan during that same calendar year to that individual in his or her capacity as a Non-Employee Director, is $500,000. For purposes of this Section 6(b), “grant date fair value” means the value of the Award as of the date of grant of the Award and as determined using the equity award valuation principles applied in the Company’s financial reporting. The limits of this Section 6(b) do not apply to, and shall be determined without taking into account, any Award granted to an individual who, on the grant date of the Award, is an officer or employee of the Company or one of its Subsidiaries. The limit set forth in this Section 6(b) applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

(c) Commencing with fiscal year 2023, the aggregate cash compensation paid to a Non-Employee Director for service as a member of the Board during any one fiscal year of the Company (including, without limitation, Board retainers, retainers for service on committees of the Board, meeting fees, fees for service as a chair of the Board or a committee of the Board, and fees for service as a lead independent director) shall not exceed $300,000. The limit set forth in the preceding sentence does not apply to, and shall be determined without taking into account, the following: (i) any compensation or benefits granted, provided, paid or payable for service to the Company or any of its Subsidiaries in any capacity other than as a member of the Board (such as, without limitation, as an officer, employee, or consultant), (ii) any Award subject to the limitation in Section 6(b), and (iii) the crediting of earnings or losses on deferred compensation. Furthermore, the limit set forth in this Section 6(c) applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

7.    Eligible Individuals. Awards may be granted by the Committee only to those persons who the Committee determines to be Eligible Individuals. An “Eligible Individual” is any person who is (a) an officer of the Company or any of its Subsidiaries, (b) an employee of the Company or any of its Subsidiaries, (c) a director of the Company or one of its Subsidiaries, or (d) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or its Subsidiaries in a capital-raising transaction or as a market maker or promoter of the Company’s or its Subsidiaries’ securities) to the Company or any of its Subsidiaries and who is selected to participate in this Plan by the Committee; provided, however, that a person who is otherwise an Eligible Individual under clause (d) above may participate in this Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register under the Securities Act the offering and sale of shares issuable under this Plan by the Company or its Subsidiaries or the Company’s compliance with any other applicable laws. A Participant may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or its Subsidiaries.

8.    Stock Options. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options; provided that only employees may be granted Incentive Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Stock Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, and shall indicate if the option is intended as an Incentive Stock Option.

(b) Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.

(c) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an Incentive Stock Option granted to a Ten Percent Shareholder), subject to adjustment as contemplated by Section 16(b).

(d) Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(e) Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. In no case, unless otherwise provided by the Committee, may a Stock Option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the Stock Option if less than 100) during the term of the Stock Option. The Committee may provide that
Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria or such other conditions as the Committee may prescribe, or the Committee may provide that a Stock Option shall be vested and exercisable upon grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(f) Method of Exercise. The exercise provisions of this Section 8(f) apply to a Stock Option unless otherwise provided by the Committee in the applicable Award Agreement. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased, and containing any representations required by the Committee. Such notice shall be accompanied by payment in full of the exercise price either by cash, certified or bank check, or other instrument acceptable to the Committee. As determined by the Committee in its sole discretion, payment of the exercise price may also be made in full or in part by tendering to the Company shares of Common Stock (having a Fair Market Value as of the date of exercise of such Stock Option equal to the exercise price (or such portion thereof)). Common Stock used to pay the exercise price may be shares that are already owned by the Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option. Unless and until otherwise provided by the Committee and in accordance with procedures established by the Company for this purpose from time to time, a Participant may exercise an Option through a “cashless exercise” procedure involving a third-party broker who provides financing for the purpose of (or otherwise facilitates) the exercise of Stock Options. For clarity, such an arrangement shall not be considered prohibited by Section 15. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the Exchange Act and compliance with applicable law. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing an exercised Stock Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant exercising the Option.

(g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until shares of Common Stock (either in certificate or book entry form) shall have been issued to the Participant and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

(h) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the

Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options.

9.    Restricted Stock Awards. Restricted Stock Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Restricted Stock Awards shall be evidenced by an Award Agreement in such form and containing such restrictions, terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, any applicable restrictions on the sale, assignment, transfer or other disposition of such shares that the Committee may prescribe and any applicable conditions that the Committee may prescribe regarding the vesting and/or forfeiture of such shares. The Committee may determine that a Restricted Stock Award shall be fully vested at grant (including, without limitation in the form of a stock bonus).

(b) Terms of Restricted Stock Awards Generally. Restricted Stock Awards may be granted under the Plan in such form as the Committee may from time to time approve. Restricted Stock Awards may be granted for any lawful consideration approved and deemed appropriate by the Committee, including without limitation, services rendered by the Participant. Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Restricted Stock Award granted to a Participant, and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant. Subject to the following sentence, the Committee, in its sole discretion, may provide for the lapse of any applicable restrictions in installments and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine. Upon expiration of any applicable restriction period or lapse of any restrictions, the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.

(c) Evidence of Ownership. At the time of grant, the Company shall, in its discretion, issue to each Participant receiving a Restricted Stock Award either: (i) a certificate or certificates in respect of such shares of Common Stock or (ii) uncertificated shares in book entry form. In either case, such shares shall be registered in the name of such Participant, and shall bear an appropriate legend or notation, as applicable, referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that, as a condition of any Restricted Stock Award: (x) the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award and (y) shares evidencing such Restricted Stock Award (if in certificate form) be held in custody by the Company until the restrictions thereon have lapsed.

(d) Rights as Shareholder. Except as otherwise provided by the Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Award, all of the rights of a shareholder of the

Company, including the right to vote the shares and, subject to Section 9B, the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

9A. Stock Units. Awards of Stock Units granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a) Terms and Conditions of Stock Units Generally; Award Agreement. The Committee may, in its discretion, (1) authorize and grant to any Eligible Individual an Award of Stock Units, (2) credit to any Eligible Employee Stock Units, (3) permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or (4) grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including any applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable Award Agreement and any relevant Company bonus, performance or other service or deferred compensation plan, in form substantially as approved by the Committee. The Committee may determine that an Award of Stock Units shall be fully vested at grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of an Award of Stock Units, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(b) Payment of Awards. The Committee, in the applicable Award Agreement or other award agreement or the relevant Company deferred compensation plan, may permit an Eligible Individual to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provisions for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

(c) Dividend Equivalent Rights. In its discretion, the Committee may grant to any Eligible Individual “Dividend Equivalent Rights” concurrently with the grant of any Award of Stock Units, on such terms as set forth by the Committee in the applicable Award Agreement. Dividend Equivalent Rights shall be based on all or part of the amount of dividends declared on shares of Common Stock and shall be credited as of dividend payment dates during the period between the date of grant (or such later date as the Committee may set) and the date the Award of Stock Units expires (or such earlier date as the Committee may set), as determined by the Committee. Dividend Equivalent Rights shall be payable in cash or shares of Common Stock, and may be subject to such conditions, as may be determined by the Committee.

(d) Cancellation of Restricted Stock Units. Unless the Committee otherwise expressly provides, and subject to Section 14 hereof, Restricted Stock Units that remain subject to any conditions to vesting at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be cancelled, unless the Committee otherwise provides in or by amendment to the applicable terms of the Award.

(e) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Stock Units. Stock Units may, however, by express provision in the applicable Award Agreement, entitle a Participant to Dividend Equivalent Rights as provided under Section 9A(c) hereof.

9B.     Dividend Equivalent Rights. In addition to Dividend Equivalent Rights contemplated by Section 9A(c), Dividend Equivalent Rights may be granted as a separate Award or in connection with another Award under this Plan; provided, however, that Dividend Equivalent Rights may not be granted in connection with a Stock Option or Stock Appreciation Right granted under this Plan. In addition, any dividends and/or Dividend Equivalent Rights as to the unvested portion of a Restricted Stock Award that is subject to performance-based vesting requirements or the unvested portion of a Stock Unit Award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the Award to which they relate.

10.    Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

(a) Award Agreement. Stock Appreciation Rights shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

(b) Terms of Stock Appreciation Rights Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Appreciation Right shall entitle the Participant to whom such Stock Appreciation Right was granted to receive, upon exercise thereof, the amount specified in Section 10(e). A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine).

(c) Exercise Price. The exercise price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee at the time of grant and set forth in the Award Agreement; provided, however, that the exercise price per share of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant, subject to adjustment as contemplated by Section 16(b).

(d) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. A Stock Appreciation Right granted in tandem with a Stock Option shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. A Stock Appreciation Right unrelated to a Stock Option shall contain such terms and conditions as to exercisability and duration as the Committee shall determine, but in no event shall any such Stock Appreciation Right have a term of greater than ten (10) years. The Committee may provide that a Stock Appreciation Right shall be fully vested and exercisable upon grant. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Appreciation Right, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine. Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under the Plan. If the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the related Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(e) Amount of Payment. In the event a Participant exercises a Stock Appreciation Right, such Participant shall be entitled to receive an amount determined by multiplying (a) the positive difference (if any) between the Fair Market Value of one share of Common Stock on the date of exercise and the exercise price per share specified for the Stock Appreciation Right by (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement at the time the Stock Appreciation Right is granted.

(f) Form of Payment. Payment upon exercise of a Stock Appreciation Right shall be made in cash, in shares of Common Stock, or some combination thereof, as the Committee shall determine in its sole discretion.

(g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any Stock Appreciation Right unless and until shares of Common Stock (either in certificate or book entry form) are issued to the Participant as payment upon exercise of such Stock Appreciation Right, and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

11.    Performance Share Awards. Performance Share Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be received by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate.

(b) Terms of Performance Share Awards Generally. Performance Share Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Share Awards may be granted for such consideration as the Committee deems appropriate including, without limitation, services rendered by the Participant. Performance Share Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Performance Share Award granted to a Participant.

(c) Performance Goals. Performance Share Awards may provide that, in order for a Participant to be entitled to receive shares of Common Stock under such Award, the Company, a Subsidiary, an applicable division or business unit of any of them, and/or the Participant must achieve one or more specified performance goals (“Performance Goals”) over a designated performance period (“Performance Period”) or satisfy such other vesting criteria as the Committee may prescribe. The Performance Goal(s) and Performance Period shall be established by the Committee in its sole discretion. The Committee may establish the Performance Goals for each Performance Period before or after the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as it deems appropriate and it may adjust the performance objectives (or performance) to reflect any circumstances it deems appropriate. The extent to which a Participant is entitled to payment of a Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee’s determination of whether the Performance Goals established by the Committee in the granting of such Performance Share Award have been met. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Performance Share Award, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(d) Payment of Awards. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.

(e) Rights as Shareholder. Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until shares of Common Stock (either in certificate or book entry form) shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to Section 16(b), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

12.    Performance Units. Awards of Performance Units shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Award Agreement. Awards of Performance Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

(b) Terms of Performance Units Generally. Each Performance Unit shall entitle the Participant to whom such Performance Unit was granted to receive, upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate, the amount specified in Section 12(d). Performance Units may be granted alone or in addition to other Awards under the Plan.

(c) Performance Goals. Awards of Performance Units may provide that, in order for a Participant to be entitled to payment under such Award, the Company, a Subsidiary, an applicable division or business unit of any of them, and/or the Participant must achieve one or more specified Performance Goals over a designated Performance Period or satisfy such other vesting criteria as the Committee may prescribe. The Performance Goal(s) and Performance Period shall be established by the Committee in its sole discretion. The Committee may establish the Performance Goals for each Performance Period before or after the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as it deems appropriate and it may adjust the performance objectives (or performance) to reflect any circumstances it deems appropriate. The extent to which a Participant is entitled to payment of a Performance Unit Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee’s determination of whether the Performance Goals established by the Committee in the granting of such Performance Unit Award have been met. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Performance Unit, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

(d) Payment of Awards. Payment in settlement of a Performance Unit Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in cash. The amount of any such payment shall be determined by multiplying (i) the difference between the Fair Market Value of one share of Common Stock on the relevant date and the price per share specified for the Performance Unit by (ii) the number of Performance Units.

Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Performance Unit by including such a limit in the Award Agreement at the time the Performance Unit is granted.

(e) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to an Award of Performance Units.

13.    Non-Employee Director Awards.

(a)    Annual Award Grants. On each Eligibility Date, each Non-Employee Director who (unless otherwise determined by the Board) has not been an employee of the Company or any Subsidiary at any time during the immediately preceding 12 months shall automatically (without requiring any further action by the Board) be granted a Restricted Stock Award for a number of restricted shares of Common Stock equal to a Dollar amount approved by the Board divided by the Fair Market Value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by the Board in advance of the applicable Eligibility Date, such Dollar amount shall be $180,000.

On each Eligibility Date, a Non-Employee Director then serving as the Chair of the Board and who has not been an employee of the Company or any Subsidiary at any time during the immediately preceding 12 months shall (unless otherwise provided by the Board) automatically (without requiring any further action by the Board) be granted an additional Restricted Stock Award (in addition to any other award provided for above in this Section 13(a)) for a number of restricted shares of Common Stock equal to a Dollar amount approved by the Board divided by the Fair Market Value of a share of Common Stock on the date of grant, rounded down to the nearest whole share. In the absence of a different determination by the Board in advance of the applicable Eligibility Date, such Dollar amount shall be $95,000. For clarity, service as the Company’s lead independent director shall not (unless otherwise provided by the Board) result in an additional award pursuant to this paragraph unless the director is also a Non-Employee Director serving as the Chair of the Board on the applicable date and otherwise entitled to an award for serving as Chair of the Board pursuant to the foregoing.

The Board has the authority to change the timing of the Restricted Stock Award grants provided for in this Section 13, and the grant date Dollar value of the Restricted Stock Awards provided for in this Section 13, from time to time (including, without limitation, the authority to provide for an initial Restricted Stock Award to a Non-Employee Director who is first appointed or elected to the Board or to make discretionary grants of Restricted Stock Awards to one or more Non-Employee Directors, in such amounts as the Board may determine) and may provide for one or more Restricted Stock Awards to be granted in the form of Restricted Stock Units that will be payable upon vesting in an equal number of shares of Common Stock (in lieu of delivering restricted shares of Common Stock at the time of grant of the award). Notwithstanding anything to the contrary in the preceding paragraphs of this Section 13, to the extent that any award otherwise provided for in this Section 13 would cause the limit set forth in Section 6(c) to be exceeded, the size of the award shall be reduced to the extent necessary such that the limit set forth in Section 6(c) is not exceeded.

(b)    Vesting. Except as provided in the next sentence, each Restricted Stock Award granted under this Section 13 shall become vested as to 100% of the total number of shares of Common Stock subject thereto upon the first to occur of (i) the first anniversary of the date of grant, (ii) a termination of service on the Board if such Non-Employee Director has completed a full term of service and he or she does not stand for re-election at the completion of such term, or (iii) the occurrence of a Change in Control. The Board has the authority to change such vesting provisions from time to time and may provide that any particular Award will be vested immediately after grant. Promptly after the vesting date and satisfaction of all applicable restrictions, the Company shall, as applicable, either remove the notations on any shares issued in book entry form that have met such conditions or deliver to the Participant holding the Award (to the extent that the certificate(s) had not previously been delivered) a certificate or certificates evidencing the number of the shares of Common Stock as to which the restrictions have lapsed. Book entries shall be made, or certificates shall be delivered, as applicable, evidencing vested shares (and any other amounts deliverable in respect thereof shall be delivered and paid) only to the Participant or his or her personal representative, as the case may be.

(c)    Voting; Dividends. After the applicable date of grant of a Restricted Stock Award pursuant to this Section 13, the Participant holding the Restricted Stock Award shall have voting rights and dividend rights with respect to the shares of Common Stock subject to the award. Any securities or other property receivable in respect of the shares subject to an Award pursuant to this Section 13 as a result of any dividend or other distribution (other than cash dividends), conversion or exchange of or with respect to the shares (“Restricted Property”) will be subject to the restrictions set forth in the Plan to the same extent as the shares to which such securities or other property relate and shall be held and accumulated for the benefit of the Participant, but subject to such risks. The Participant’s voting and dividend rights shall terminate immediately as to any shares that are forfeited back to the Company in accordance with Section 13(d).

(d)    Effect of a Termination of Service. As to an Award granted pursuant to this Section 13 and unless otherwise provided by the Board, if a Participant ceases to be a member of the Board for any reason, any shares subject to the Participant’s Restricted Stock Award that are not fully vested and free from restriction as of the Participant’s termination of service (and do not vest in connection with such termination of service) shall thereupon be forfeited and returned to the Company.

(e)    Awards to Certain Non-U.S. Participants. As to any Award granted pursuant to this Section 13 to a Participant who at the time of grant is resident outside of the United States, the Board may, to the extent it determines necessary or advisable in the circumstances, provide that such Award shall be made in the form of Restricted Stock Units that will be payable upon vesting in an equal number of shares of Common Stock (in lieu of delivering restricted shares of Common Stock at the time of grant of the award). The Participant shall have no voting or other rights as a stockholder of the

Company with respect to such restricted stock units until such time as shares of Common Stock are actually issued to and held of record by the Participant; provided, however, that the Board may provide in the Award Agreement for the Participant to hold dividend equivalent rights in respect of any outstanding and unpaid Restricted Stock Units.

14.    Termination of Employment.

(a) Death, Disability or Retirement. Except as may otherwise be provided by the Committee in its sole discretion at the time of grant or subsequent thereto and subject to Section 13 in the case of any Award granted pursuant to Section 13, if a Participant ceases to be employed by and ceases to provide services to the Company and its Subsidiaries by reason of the Participant’s death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination of such employment and services, for a period (the “Exercise Period”) of one year from the date of such death, Disability or Retirement or until the expiration of the stated term of the Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment and services, such Stock Option or Stock Appreciation Right shall be forfeited as of such termination of employment and services; provided, however, that if a Participant terminates employment by reason of Retirement and such Participant holds an Incentive Stock Option, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such Incentive Stock Option; provided further, however, that if the Participant dies during the Exercise Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant may (unless otherwise provided by the Committee in the applicable Award Agreement) thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative of the estate or legatee of the Participant under the will of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter (or, in the case of an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), (ii) with respect to a Restricted Stock Award, if such termination of employment and services is prior to the end of any applicable restriction period, the number of shares of Common Stock subject to such Award which have not become vested as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services, (iii) with respect to a Restricted Stock Unit Award, if such termination of employment and services is prior to the end of any applicable conditions to vesting, the number of Restricted Stock Units subject to such Award that have not become vested as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services and (iv) with respect to a Performance Share Award or a Performance Unit Award, if such termination of employment and services is prior to the end of any applicable Performance Period, the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of death, Disability or Retirement shall be forfeited as of such termination of employment and services. In determining whether to exercise its discretion under the first sentence of this Section 14(a) with respect to an Incentive Stock

Option the Committee may consider the provisions of Section 422 of the Code. Notwithstanding any longer exercise period otherwise contemplated by this Section 14, each Stock Option and Stock Appreciation Right shall be subject to earlier termination pursuant to Section 17.

(b) Other Terminations. Unless the Committee determines otherwise in its sole discretion at the time of grant or subsequent thereto and subject to Section 13 in the case of any Award granted pursuant to Section 13, if a Participant ceases to be employed by and ceases to provide services to the Company and its Subsidiaries for any reason other than death, Disability or Retirement, (i) any Stock Option or Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of such termination of employment and services, for a period of sixty (60) days from the date of such termination of employment and services or until the expiration of the stated term of such Stock Option or Stock Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment or services, such Stock Option or Stock Appreciation Right shall be forfeited as of such termination of employment and services, and (ii) with respect to a Restricted Stock Award, if such termination of employment and services is prior to the end of any applicable restriction period, the number of shares of Common Stock subject to such Award which have not become vested as of the date of termination of employment and services shall be forfeited as of such termination of employment and services, (iii) with respect to a Restricted Stock Unit Award, if such termination of employment and services is prior to the end of any applicable conditions to vesting, the number of Restricted Stock Units subject to such Award that have not become vested as of the date of termination of employment and services shall be forfeited as of such termination of employment and services and (iv) with respect to a Performance Share Award or a Performance Unit Award, if such termination of employment and services is prior to the end of any applicable Performance Period, the number of shares of Common Stock subject to such Award which have not been earned or the corresponding Award payment, as the case may be, as of the date of termination of employment and services shall be forfeited as of such termination of employment and services. In determining whether to exercise its discretion under the first sentence of this Section 14(b) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code. Notwithstanding any longer exercise period otherwise contemplated by this Section 14, each Stock Option and Stock Appreciation Right shall be subject to earlier termination pursuant to Section 17.

(c) Events Not Deemed Terminations of Service; Effect of Change of Subsidiary Status. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or one of its Subsidiaries or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Company a termination of employment and service shall be deemed to have occurred with respect to each Eligible Individual in respect of such Subsidiary who does not continue as an Eligible Individual in respect of another entity within the Company after giving effect to the Subsidiary’s change in status unless that Subsidiary is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) and assumes the Eligible Individual’s award(s) in connection with such transaction.

(d) If the Participant is not an employee of the Company or one of its Subsidiaries, and is not a member of the Board, and provides other services to the Company or one of its Subsidiaries, the Committee shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated. Unless otherwise expressly provided by the Committee, an individual being subject to restrictive covenants (such as, without limitation, confidentiality, non-solicitation, non-competition, and non-disparagement covenants), or a general cooperation obligation, shall not constitute “service” for purposes of this Plan or any Award. The Committee may also specify additional rules for determining if and when a termination of employment or services has occurred for purposes of this Plan.

15.    Non-transferability. No Award granted under the Plan or any rights or interests therein shall be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except (a) to the Company, (b) by will or by the laws of descent and distribution, (c) (other than in the case of an Incentive Stock Option) to a family member (or former family member) pursuant to a domestic relations order that is received by the Committee, or (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award that is not an Incentive Stock Option to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided further that the restrictions in this sentence shall not apply to the shares received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. During the lifetime of a Participant, a Stock Option or Stock Appreciation Right shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant or, if applicable, the “alternate payee” under a domestic relations order received by the Committee or the family member or trust to whom such Stock Option, Stock Appreciation Award or other Award has been transferred in accordance with the previous sentence.

16.    Recapitalization or Reorganization.

(a) The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, reclassification, merger, combination, consolidation, conversion, stock split, reverse stock split, combination, extraordinary dividend or distributions, spinoff, split-up, or exchange of shares (a “Change in Capitalization”) (i) the Committee shall make such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan (including the specific share limits, maximums and numbers of shares set forth elsewhere in the Plan), the number of shares of Common Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof, the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards or the performance standards applicable to any outstanding Awards and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion. Notwithstanding the foregoing, in each case, no adjustment shall be made to any Award that would subject the holder of such Award to additional tax under Section 409A of the Code with respect to such Award.

17.    Change in Control. The provisions of this Section 17 shall be effective as to Awards granted on or after May 19, 2017. Awards granted prior to May 19, 2017 shall continue to be subject to the provisions of this Section 17 as in effect immediately prior to that date.

(a) Upon any Change in Control event in which the Company does not survive, or does not survive as a public company in respect of its Common Stock, then the Committee may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence in connection with which the Committee has made provision for the Award to be terminated (and the Committee has not made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award) then, unless otherwise provided in the applicable Award Agreement, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the Change in Control, (iii) all restrictions and conditions of all Restricted Stock Units then outstanding shall lapse and such Restricted Stock Units shall become payable as of the Change in Control, (iv) each other Award that is granted under this Plan shall become payable to the holder of such Award as of the Change in Control. Notwithstanding the foregoing, an Award shall not be accelerated and/or become payable pursuant to this Section 17 to the extent that such acceleration and/or payment shall cause the holder of such Award to be subjected to additional tax under Section 409A of the Code with respect to such Award and, in such circumstances as to any Award, the consideration to be paid with respect to the Award (which, for clarity, may be adjusted as provided above) shall be payable at the same time as the Award would have otherwise become payable in accordance with its terms without giving effect to any change in the time or manner of payment because of the Change in Control (subject to any termination or acceleration that may be permitted, without resulting in any tax under, Section 409A of the Code).

(b) The Committee may provide for the accelerated vesting of an Award, as and to the extent determined by the Committee, in connection with any Change in Control or other circumstances.
(c) For purposes of this Section 17, an Award shall be deemed to have been “assumed” if (without limiting other circumstances in which an Award is assumed) the Award continues after an event referred to above in Section 17(a), and/or is assumed and continued by the surviving entity following such event (the “Surviving Entity”) (including, without limitation, an entity that, as a result of such event, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries (a “Parent”)), and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the Award, for each share of Common Stock subject to the Award immediately prior to the event, the consideration (whether cash, shares, or other securities or property) received in the event by the shareholders of the Company for each share of Common Stock sold or exchanged in such event (or the consideration received by a majority of the shareholders participating in such event if the shareholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the event is not solely the ordinary common stock of a successor corporation or a Parent, the Committee may provide for the consideration to be received upon exercise or payment of the Award, for each share subject to the award, to be solely ordinary common stock of the successor corporation or a Parent equal in fair market value to the per share consideration received by the shareholders participating in the event.
(d) The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Stock Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award. In the case of a Stock Option or Stock Appreciation Right or similar right as to which the per share amount payable upon or in respect of such event is less than or equal to the exercise or base price of the Award, the Committee may terminate such award in connection with an event referred to in Section 17(a) without any payment in respect of such Award.
(e) In any of the events referred to in Section 17(a), the Committee may take such action contemplated by this Section 17 immediately prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares and, in such circumstances, will reinstate the original terms of the Award if an event giving rise to an acceleration and/or termination does not occur.
(g) The Committee may override the provisions of this Section 17 by express provision in the Award Agreement and may accord any Eligible Individual a right to refuse any acceleration, whether pursuant to the Award agreement or otherwise, in such circumstances as the Committee may approve. The portion of any Incentive Stock Option accelerated in connection with an event referred to in this Section 17 (or such other circumstances as may trigger accelerated vesting of the Award) shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation on Incentive Stock Options is not exceeded (with the balance of such Stock Option then a Nonqualified Stock Option).

18.    Amendment of the Plan. The Board or Committee may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part, except that no termination, modification, suspension or amendment shall be effective without shareholder approval if shareholder approval for the change is required by applicable law. No termination, modification, suspension or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, materially and adversely affect his or her rights under such Awards. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Stock Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws. In addition, changes contemplated by Sections 16(b) and 17 of this Plan shall not be deemed to constitute changes or amendments for purposes of this Section 18.

19.    Miscellaneous.

(a) Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement, valued in a consistent manner at their fair market value. The obligation of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b) ISO Notice of Sale. Unless otherwise provided by the Committee, the applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

(c) Loans. On such terms and conditions as shall be approved by the Committee and subject to compliance with applicable law, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

(d) No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary or any other service provider any right to continued employment or service with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, or to terminate the service of any other service provider at any time, with or without cause.

(e) Unfunded Plan. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to Awards hereunder.

(f) Other Employee Benefit Plans. Unless otherwise provided by the Committee, payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

(g) Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such shares issued in certificate form, or a notation to be made on any such shares issued in book entry form, as applicable, to make appropriate reference to such restrictions. No Award shall be granted or shares of Common Stock shall be issued hereunder unless the Company shall have determined that such grant or issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

(h) Plan Construction. The Plan and each Award Agreement is intended to comply with, and not result in any tax, penalty or interest under, Section 409A of the Code. The Plan and each Award Agreement shall be construed and interpreted consistent with that intent.

(i) No Liability. Neither the Board nor any other Committee, nor any member thereof or person acting at the direction thereof, nor the Company or any of its Affiliates, shall be liable for any damages of a Participant or any other person should a Stock Option intended as an Incentive Stock Option fail to meet the requirements of the Code applicable to Incentive Stock Options, should any other Award(s) fail to qualify for any intended tax treatment, should any Award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Exchange Act, or otherwise for any tax (including, without limitation, under Section 409A of the Code) or other liability imposed on a Participant with respect to an Award.

(j) Award Agreement. Each Eligible Individual receiving an Award under the Plan shall enter into an Award Agreement in a form specified by the Committee agreeing to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine. In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(k) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

(l) Applicable Law. Except as to matters of federal law and unless otherwise provided by the Committee, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

(m) Effective Date. This amended and restated version of the Plan shall be effective March 26, 2022 (the “Effective Date”), provided that the Plan is approved by the Company’s shareholders within 12 months after that date.

(n) Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

(o) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(p) Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(q) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

(r) Clawback Policy. The Awards granted under this Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the Awards (including any value received from a disposition of the shares acquired upon payment of the Awards).

(s) International Awards. One or more Awards may be granted to Eligible Individuals who provide services to the Company or an Affiliate outside of the United States. Any Awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, to this Plan and approved by the Committee from time to time. The Awards so granted need not comply with other specific terms of the Plan, provided that shareholder approval of any deviation from the specific terms of the Plan is not required by applicable law or any applicable listing agency. The Committee may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) and such different methodology may include, without limitation, determining the fair market value based on an average of closing prices (or the average of high and low daily trading prices) for a specified day or period on or preceding the relevant date.

(t) Assumed Awards. Awards may be granted to Eligible Individuals in substitution for or in connection with an assumption of employee stock options, stock appreciation rights, restricted stock, restricted stock units, or other stock-based awards granted by other entities to persons who are or who will become Eligible Individuals in respect of the Company or one of its Affiliates, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Affiliates, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of the Plan, provided the awards reflect adjustments giving effect to the assumption or substitution consistent with any conversion applicable to the common stock (or the securities otherwise subject to the award) in the transaction and any change in the issuer of the security. Any shares of Common Stock that are delivered and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted or assumed by an acquired company (or previously granted or assumed by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Affiliates in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under the Plan.

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